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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        November 17, 2003
                                                 -------------------------------



                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


        1-31330                                           98-0355628
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(Commission File Number)                       (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                         77002
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(Address of Principal Executive Offices)                      (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On November 17, 2003, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Appoints Kirk
S. Hachigian Chief Operating Officer."

Item 7. Financial Statements and Exhibits.

        Exhibits

        99.1 Company press release titled "Cooper Industries Appoints Kirk S. Hachigian Chief Operating Officer."

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COOPER INDUSTRIES, LTD.
                                           (Registrant)


Date:  November 17, 2003                   /s/ TERRANCE V. HELZ
                                           -------------------------------------
                                           Terrance V. Helz
                                           Associate General Counsel and
                                           Secretary

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
   99.1        Company press release titled "Cooper Industries Appoints Kirk S.
               Hachigian Chief Operating Officer".